THE MAINSTAY FUNDS

MainStay Money Market Fund

(the “Fund”)

Supplement dated October 2, 2023 (“Supplement”) to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2023, as supplemented and amended

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectus and SAI.

On July 12, 2023, the Securities and Exchange Commission (the “SEC”) adopted certain amendments to the regulatory requirements for money market funds, including the Fund. In particular, the SEC, among other things, amended Rule 2a-7 under the Investment Company Act of 1940 to remove the ability of a money market fund to impose a redemption gate (except as part of a liquidation), while preserving the discretion to impose liquidity fees for non-government money market funds, such as the Fund (without regard to weekly liquid asset levels).

Prior to these amendments, the Fund was permitted to impose a liquidity fee and/or redemption gate if the Fund invested less than 30% of its total assets in weekly liquid assts.

Effective immediately, the Fund will no longer be permitted to temporarily impose a redemption gate, except as part of its liquidation, and the Fund may subject redemptions to a liquidity fee of up to 2% without regard to the Fund’s level of weekly liquid assets if the Fund’s Board of Trustees believes such fee to be in the best interest of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.